Exhibit 23(a)




                      CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference of our reports dated July 28, 1995, with respect to the financial statements of (i) Newhouse Broadcasting Cable Division of Newhouse Broadcasting Corporation and Subsidiaries for each of the three years in the period ended July 31, 1994, and (ii) Vision Cable Division of Vision Cable Communications, Inc. and Subsidiaries for each of the three years in the period ended December 31, 1994, appearing in the Current Report on Form 8-K of Time Warner Inc. dated August 14, 1995, in each of the following:

 1. Post-Effective Amendment No. 2 to Registration Statements No. 33-11031 and No. 2-76753 on Form S-8;

 2.   Post-Effective Amendment No. 4 on Form S-3 to Registration
      Statement No. 2-75960 on Form S-16 and Post-Effective Amendment No. 1 on Form S-3 to Registration Statement No. 33-58262 on Form S-3;

 3.   Registration Statements No. 33-20883 and No. 33-35945 on Form
      S-8;

 4. Post-Effective Amendment No. 8 to Registration Statements No. 2-62477 and No. 2-67216 on Form S-8;

 5.   Registration Statements No. 33-37929 and No. 33-47152 on Form
      S-8;

 6. Post-Effective Amendment No. 2 to Registration Statement No. 33-16507 on Form S-8 and Registration Statement No. 33-48381 on Form S-8;

 7. Post-Effective Amendment No. 1 to Registration Statement No. 33-29247 on Form S-8;

 8. Registration Statement No. 33-33076 (the Prospectus constituting a part thereof also applies to Registration Statements No.
      33-29029 and No. 33-29030) on Form S-8;

 9. Amendment No. 1 to Registration Statement No. 33-33043 on Form S-8 and Registration Statement No. 33-51471 on Form S-8;

10.   Pre-Effective Amendment No. 1 to Registration Statement No.
      33-29031 on Form S-3;

11.   Registration Statement No. 33-35317 on Form S-8;

12.   Registration Statements No. 33-40859 and No. 33-48382 on Form
      S-8;

13.   Registration Statement No. 33-47151 on Form S-8;

14.   Post-Effective Amendment No. 1 on Form S-8 to Registration
      Statement No. 33-47705 on Form S-4;

15.   Registration Statement No. 33-57812 on Form S-3;

16.   Registration Statements No. 33-62774 and No. 33-51015 on Form
      S-8;

17.   Registration Statement No. 33-53213 on Form S-8 and
      Post-Effective Amendment No. 1 to Registration Statement No. 33-57667 on Form S-8;

18. Post-Effective Amendment No. 1 to Registration Statement No. 33-50237 on Form S-3;

19.   Registration Statement No. 33-61497 on Form S-8;

20.   Registration Statement Nos. 33-61523, 33-61523-01, 33-61523-02
      and 33-61523-03 on Form S-3;

21.   Amendment No. 2 to Registration Statement Nos. 33-60203 and
      33-60203-01 on Form S-3;

22.   Registration Statement No. 33-61579 on Form S-3.


                                        ERNST & YOUNG LLP

New York, New York
August 14, 1995